                                                                   EXHIBIT 99(a)

                              ROSLYN BANCORP, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (Unaudited)
                      (In thousands, except share amounts)

                                                                               September 30,   December 31,
ASSETS                                                                             2003           2002
------                                                                         ------------    ------------
Cash and cash equivalents:
   Cash and cash items .....................................................   $     13,892    $     13,249
   Due from banks ..........................................................         47,623          55,740
                                                                               ------------    ------------
      Total cash and cash equivalents ......................................         61,515          68,989
Money market investments ...................................................         36,000         102,000
Securities:
   Debt securities held-to-maturity, net (fair value of $272,885 and
    $377,393 at September 30, 2003 and December 31, 2002, respectively).....        284,759         374,763
   Mortgage-backed and mortgage related securities held-for-maturity,
      net (fair value of $1,477,570 at September 30, 2003)..................      1,528,842            --
   Debt and equity securities available-for-sale, net ......................      1,066,449       1,520,187
   Mortgage-backed and mortgage related securities available-for-sale, net..      3,597,445       5,418,706
                                                                               ------------    ------------
      Total securities .....................................................      6,477,495       7,313,656
Federal Home Loan Bank of New York stock, at cost ..........................         78,040          97,040
Loans held-for-sale ........................................................         13,635          11,636
Loans receivable held for investment, net:
   Real estate loans, net ..................................................      3,345,926       2,861,100
   Consumer and other loans, net ...........................................        263,222         295,586
                                                                               ------------    ------------
      Total loans receivable held for investment, net ......................      3,609,148       3,156,686
   Allowance for loan losses ...............................................        (44,314)        (43,421)
                                                                               ------------    ------------
      Total loans receivable held for investment, net of allowance for
         loan losses........................................................      3,564,834       3,113,265
Banking house and equipment, net ...........................................         41,117          39,558
Accrued interest receivable ................................................         52,617          58,268
Deferred tax asset, net ....................................................         37,031          19,524
Other assets ...............................................................        209,677         196,283
                                                                               ------------    ------------
      Total assets .........................................................   $ 10,571,961    $ 11,020,219
                                                                               ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Deposits:
      Savings accounts .....................................................   $  1,304,360    $  1,194,836
      Certificates of deposit ..............................................      3,271,164       3,129,469
      Money market accounts ................................................        762,013         863,457
      Interest-bearing demand deposit accounts .............................        354,591         309,724
      Demand deposit accounts ..............................................        245,453         213,364
                                                                               ------------    ------------
         Total deposits ....................................................      5,937,581       5,710,850
   Official checks outstanding .............................................         36,090          38,350
   Borrowed funds:
      Reverse-repurchase agreements ........................................      2,420,299       2,948,587
      Senior notes .........................................................        189,796         189,759
      Guaranteed preferred beneficial interest in junior subordinated
         debentures ........................................................         63,000            --
      Other borrowings .....................................................      1,275,797       1,380,801
   Accrued interest payable and dividends ..................................         30,994          28,067
   Mortgagors' escrow and security deposits ................................         28,172          24,296
   Accrued taxes payable ...................................................          8,972          18,946
   Accrued expenses and other liabilities ..................................         61,968          41,049
                                                                               ------------    ------------
      Total liabilities ....................................................     10,052,669      10,380,705
                                                                               ============    ============

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
      Guarantees preferred beneficial interest in junior subordinated
         debentures ........................................................           --            63,000
Stockholders' equity:
   Preferred stock, $0.01 par value, 10,000,000 shares authorized;
      none issued
   Common stock, $0.01 par value, 200,000,000 shares authorized;
      118,811,472 shares issued; 75,826,918, 80,752,923 and
      83,482,698 shares outstanding at September 30, 2003,
      December 31, 2002 and September 30, 2002, respectively ...............          1,188           1,188
   Additional paid-in-capital ..............................................        510,345         509,053
   Retained earnings - partially restricted ................................        748,736         682,853
   Net unrealized gain on securities available-for-sale, net of tax ........        (20,697)          4,047
   Unallocated common stock held by Employee Stock Ownership Plan ..........        (41,699)        (43,044)
   Unearned common stock held by Stock-Based Incentive Plan ................        (13,876)         (3,575)
   Common stock held by Supplemental Executive Retirement Plan, at cost.....         (3,235)         (5,997)
   Treasury stock, at cost .................................................       (661,470)       (568,011)
                                                                               ------------    ------------
      Total stockholders' equity ...........................................        519,292         576,514
                                                                               ------------    ------------
      Total liabilities and stockholders' equity ...........................   $ 10,571,961    $ 11,020,219
                                                                               ============    ============

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                              ROSLYN BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)
                    (In thousands, except per share amounts)

                                                        For the Three Months Ended    For the Nine Months Ended
                                                       ---------------------------   ---------------------------
                                                       September 30, September 30,   September 30, September 30,
                                                          2003           2002           2003           2002
                                                       ------------- -------------   ------------  -------------
Interest income:
   Money market investments ..........................   $      95      $     326     $     450      $   1,123
   Debt and equity securities ........................      13,260         22,696        58,533         69,648
   Mortgage-backed and mortgage related securities....      62,293         73,045       203,773        196,813
   Real estate loans .................................      50,694         53,048       147,783        165,593
   Consumer and other loans ..........................       2,871          4,035         9,406         12,418
                                                         ---------      ---------     ---------      ---------
      Total interest income ..........................     129,213        153,150       419,945        445,595
                                                         ---------      ---------     ---------      ---------
Interest expense:
   Deposits ..........................................      28,252         33,802        92,442         97,781
   Borrowed funds ....................................      48,002         50,076       142,398        144,040
                                                         ---------      ---------     ---------      ---------
      Total interest expense .........................      76,254         83,878       234,840        241,821
                                                         ---------      ---------     ---------      ---------
Net interest income before provision for loan losses..      52,959         69,272       185,105        203,774
Provision for loan losses ............................        --              750         1,000          2,250
                                                         ---------      ---------     ---------      ---------
Net interest income after provision for loan losses ..      52,959         68,522       184,105        201,524
                                                         ---------      ---------     ---------      ---------
Non-interest income:
   Fees and service charges ..........................       5,095          4,167        14,678         12,431
   Net gains on securities ...........................       3,991             52        11,626            117
   Joint venture (loss) income .......................        (146)         3,661          (226)        13,858
   Other non-interest income .........................       2,044          2,309         6,499          6,758
                                                         ---------      ---------     ---------      ---------
      Total non-interest income ......................      10,984         10,189        32,577         33,164
                                                         ---------      ---------     ---------      ---------
Non-interest expense:
   General and administrative expenses:
      Compensation and employee benefits .............      12,880         13,669        36,148         41,448
      Occupancy and equipment ........................       3,825          3,280        11,263          9,642
      Deposit insurance premiums .....................         251            225           721            646
      Advertising and promotion ......................         683            983         1,823          2,724
      Other non-interest expenses ....................       4,145          3,710        12,667         13,792
                                                         ---------      ---------     ---------      ---------
         Total general and administrative expenses ...      21,784         21,867        62,622         68,252
                                                         ---------      ---------     ---------      ---------
   Amortization of intangible assets .................          31             32            94             95
   Real estate operations, net .......................         (15)             8            60            (75)
   Capital trust securities ..........................        --              954         1,711          2,021
   Prepayment penalties on debt extinguishments ......        --             --           1,502           --
                                                         ---------      ---------     ---------      ---------
      Total non-interest expense .....................      21,800         22,861        65,989         70,293
                                                         ---------      ---------     ---------      ---------
Income before provision for income taxes .............      42,143         55,850       150,693        164,395
                                                         ---------      ---------     ---------      ---------
Provision for income taxes ...........................       7,902         19,858        43,382         58,078
                                                         ---------      ---------     ---------      ---------
Net income ...........................................   $  34,241      $  35,992     $ 107,311      $ 106,317
                                                         ---------      ---------     ---------      ---------

Basic earnings per common share ......................   $    0.48      $    0.46     $    1.47      $    1.34
                                                         ---------      ---------     ---------      ---------
Diluted earnings per common share ....................   $    0.47      $    0.45     $    1.45      $    1.31
                                                         ---------      ---------     ---------      ---------

Basic weighted average shares outstanding ............  71,640,181     78,816,238    72,777,932     79,580,337
Diluted weighted average shares outstanding ..........  73,300,724     80,522,763    73,975,260     81,366,242
